UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2020 (April 3, 2020)

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On April 3, 2020, ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”) entered into Amendment No. 1 (the “Sales Agreement Amendment”), pursuant to which ARMOUR added B. Riley, FBR, Inc. (“B. Riley”), to the Equity Sales Agreement, dated February 15, 2019 (the “Sales Agreement” and, as amended by the Sales Agreement Amendment, the “Amended Sales Agreement”), by and among the Company and the Company’s external manager, ARMOUR Capital Management LP, and BUCKLER Securities LLC, an affiliate of the Company and member of Financial Industry Regulatory Authority, JMP Securities LLC and Ladenburg Thalmann & Co. Inc. (together with BUCKLER Securities LLC, JMP Securities LLC and B. Riley, the “Agents”), as sales agents. The purpose of the Sales Agreement Amendment was to, among other things, add B. Riley as a party to the Sales Agreement. In accordance with the terms of the Amended Sales Agreement, the Company may, from time to time, propose to the Agents to the Amended Sales Agreement, to issue and sell up to 7,000,000 shares of the Company’s common stock through or to such designated Agents.

The Amended Sales Agreement relates to an “at the market offering” program (the “Offering”), and the common shares to be sold in the Offering will be issued pursuant to a prospectus supplement (the “ATM Prospectus Supplement”) filed with the Securities and Exchange Commission on April 3, 2020, in connection with the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-224469). ARMOUR originally established the equity sales program on February 15, 2019 when it entered into the Sales Agreement, and filed a related prospectus supplement. The ATM Prospectus Supplement amends and restates in its entirety such related prospectus supplement and the common stock to which the ATM Prospectus Supplement relates is offered pursuant to the terms of the Amended Sales Agreement. As of the date hereof, the Company has not sold any shares under the Sales Agreement.

The Sales Agreement Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Sales Agreement Amendment and the transactions contemplated thereby is qualified in its entirety by reference to Exhibit 1.1.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1
Amendment No. 1 to the Equity Sales Agreement, dated April 3, 2020, by and among ARMOUR Residential REIT, Inc. and ARMOUR Capital Management LP, and BUCKLER Securities LLC, JMP Securities LLC, Ladenburg Thalmann & Co. Inc., and B. Riley FBR, Inc., as sales agents.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2020

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name:	James R. Mountain
Title:	Chief Financial Officer